                                                                    Exhibit 10.8

                                AMENDMENT NO. 2

THIS AMENDMENT NO. 2 (the or this "Amendment") is entered into effective as of 1 June 2000, between Corio Corporation ("Customer") and Concentric Network Corporation ("Concentric").

        WHEREAS, Customer and Concentric are parties to an Agreement dated 29 January 1999, as amended by the parties thereto, most recently pursuant to Amendment No. 1 dated 23 August 1999 ("Amendment 1"). The Agreement dated 29 January 1999, as amended by Amendment 1 is herein referred to as the "Agreement".

        WHEREAS, Customer and Concentric desire to amend the Agreement to, among other things, revise pricing and do away with any exclusivity obligations of Customer,

        NOW, THEREFORE, in consideration of the mutual covenants and conditions in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Services. Section 1.0 of the Agreement, Services, is hereby deleted in its entirety and replaced by the following new subsections:

                Subsection 1.1: "Subject to the terms and condition of this Agreement, during the term of this Agreement, Concentric will provide to Customer the goods and services (collectively, the "Services") as described in the Statement of Work, attached hereto, as Exhibit B-1."

                Subsection 1.2, "Subject to the terms and conditions of this Agreement and payment of the Option Space fees set forth in Exhibit A-1, Concentric grants Customer the first right of refusal to have Concentric convert raw data center space ("Option Space") into Reserve Space (as defined in Section 1.2) for its sole use and occupancy. During the Term of this Agreement, at its sole discretion, Customer may determine if and when it would like Concentric to convert some or all of its Option Space into Reserve Space. Customer and Concentric agree that Concentric will not begin to convert the Option Space into Reserve Space ("Option Space Conversion") unless the order to begin such conversion is issued by Customer in writing and is for the build-out in lots of at least 300 square feet each of Option Space. Concentric agrees, upon receiving such written notification, to use best commercial efforts to complete the Option Space Conversion within 120 days. During the time that the Option Space Conversion is taking place, Customer shall continue to pay the Option Space fees set forth in Exhibit A-1.

                During the term of this Agreement, should Concentric require such Option Space in order to either (a) fulfill other specific customer obligations; or, (b) continue to expand customer-ready space contiguous with other customer-ready space in order to meet projected business requirements, Concentric must notify Customer in writing of its intent to offer the Option Space to another customer. Upon Customer request, Concentric will provide reasonable justification for such requirement. Customer shall have 10 days from the date of such notification in which to exercise its option to have Concentric begin the Option Space Conversion. If after 10 days, Concentric has not received written notice from Customer of its desire to begin the Option Space Conversion, Concentric can terminate Customer's option on such Option Space, and is free to utilize the space to fulfill other customer obligations.

                Should during the term of this Agreement, Customer release Concentric from its obligations regarding some or all of its Option Space, Customer must do so in writing and in contiguous lots of at least 300 square feet. Upon providing written notification of such release of Option Space, Customer will no longer be liable for the Option Space fees for such space as set forth in Exhibit A-1."



[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                                  Confidential                       Page 1 of 1

                Subsection 1.3, "Upon completing the installation of all of the following into the hitherto Option Space: i) air conditioning,
                ii) commercial power, iii) generator, iv) un-interruptable power supply, v) power panels and circuits, vi) cage or walls to secure space, vii) FM 200 fire suppression system and, viii) security systems; and subject to payment of the Reserve Space fees set forth in Exhibit A-1 beginning upon completion, such data center space shall be reserved solely for the use and occupancy of Customer ("Reserve Space"), and shall not be offered to other customers. During the Term of this Agreement, at its sole discretion, Customer may determine if and when it would like Concentric to convert some or all of its Reserve Space into Active Space. Customer and Concentric agree that Concentric will not begin to convert the Reserve Space into Active Space ("Reserve Space Conversion") unless the order to begin such conversion is issued by Customer in writing and is for the build-out of lots of at least 300 square feet of Reserve Space. Concentric agrees, upon receiving such written notification, to use best commercial efforts to complete the Reserve Space Conversion within 30 days. During the time that the Reserve Space Conversion is taking place, Customer shall continue to pay the Reserve Space fees set forth in Exhibit A-1.

                If, after notifying Concentric in writing of its desire to begin Option Space Conversion, Customer elects to cancel its planned usage of some or all of such space, then Customer shall provide written notice of such cancellation in lots of contiguous space of at least 300 square feet. If written cancellation is received by Concentric later than fifteen (15) days from the date Concentric received written authorization to commence Option Space Conversion, then Customer agrees, upon such date of cancellation to pay Concentric and upon receipt of invoice, an amount equal to [*] Cancellations received less than fifteen
                (15) days from the date Concentric receives Customers written authorization to commence Option Space Conversion shall not be subject to any cancellation liability. Such cancelled Reserve Space shall not be designated Option Space and Concentric may utilize such space for its own requirements, provided, however, that Concentric, at its sole discretion, may offer such space back to Customer as Option Space.

                Subsection 1.4, "Upon completing the installation of all of the following into the hitherto Reserve Space (Reserve Space Conversion): i) network infrastructure, ii) racks that are ready to accept servers, iii) power hook-ups, iv) other "plug-and-play" preparations; and subject to payment of the Active Space fees set forth in Exhibit A-1 beginning upon completion, such data center space shall be reserved solely for the use and occupancy of Customer ("Active Space").

                If, after notifying Concentric in writing of its desire to begin Reserve Space Conversion and before such Reserve Space Conversion is complete, Customer elects to cancel its planned usage of such space and return such space to Reserve Space status, then Customer shall provide written notice of such cancellation in lots of contiguous space of at least 300 square feet. If such cancellation is received by Concentric fifteen
                (15) days or more from the date Concentric receives Customer's written authorization to commence Reserve Space Conversion, Customer agrees, upon such date of cancellation to pay Concentric and upon receipt of invoice, [*} Cancellations received less than fifteen (15) days from the date Concentric receives Customers written authorization to commence Reserve Space Conversion shall not be subject to any cancellation liability. After the completion of the Reserve Space Conversion, any cancellation of the Active Space shall be subject to the terms of the Agreement, provided however, that the Active Space must be used or billed as Active Space for a minimum of four (4) months without incurring any cancellation fees if Customer elects to downgrade such Active Space to Reserve Space."


                                  Confidential                       Page 2 of 2

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                Subsection 1.5, "All space occupied by Customer as of the execution date of this Amendment shall be classified as Active Space. Customer's authorization to Concentric to create Option Space, to commence either Option Space Conversion or Reserve Space Conversion, or the cancellation of Option Space Conversion or Reserve Space Conversion, shall be effected by the issuance of a duly signed Order Form. Such Order Form shall specify the quantity and location of such space so affected." Billing reflective of any change in the status of space shall be effective on the date Concentric receives Customer's authorization regarding such space.

                Subsection 1.6, "Billing, reflective of the status of space, shall be effective as follows:

                -   Upgrading space

                  - For Concentric raw space converted to Option Space, billing commences on receipt of Customer's written authorization.

                  - For conversion of Option Space to Reserve Space, or Reserve Space to Active Space, and upon completion of the conversion, appropriate billing commences on the sooner of (a) Customer's written acceptance of the space, or (b) five (5) days after Concentric's written notice to Customer of conversion completion.

                -   Downgrading space

                  - If Customer elects to reduce Active Space, in lots of contiguous space of at least 300 square feet, then such space shall revert to Reserve Space, and appropriate billing shall commence upon the completed vacating of such space.

                  - For cancellation of either Option Space Conversion or Reserve Space Conversion, the appropriate billing would commence on the date Concentric receives Customer's written authorization of such cancellation.

                  - For cancellation of Option Space initiated by Customer, the billing of such space will cease upon written receipt by Concentric of such cancellation. If cancellation of Option Space occurs as a result of Customer's election not to exercise its right of first refusal, then billing for such space shall cease on the earlier of (a) the date Concentric receives Customer's written notice of its election not to exercise it's right of first refusal, or, (b) ten (10) days after Customer receives Concentric's request for such space.

                Subsection 1.7, "To the extent that Customer has non-contiguous Active Space (that is, Active Space not contiguous with other Active, Reserve, or Option Space), Customer may relocate its servers located in such non-contiguous Active Space to other contiguous Active Space (that is, Active Space contiguous with other Active, Reserve, or Option Space). Such relocation of servers shall be accomplished in accordance with Concentric guidelines and Concentric schedule restrictions, as well as with Concentric supervision. If Concentric is asked to relocate the servers, such efforts will be on a time and material basis. When the non-contiguous Active Space has been completely vacated, such space shall revert to Concentric space, and billing to the Customer shall reflect such reversion.

                Subsection 1.8, "From the date of this Amendment to the end of the year 2000, Customer shall grant Concentric the right to participate in any bid for Compaq servers or Cisco networking equipment required for Customer's utilization of the Space provided that Customer shall have no obligation whatsoever to use Concentric for the provision of these products."


                                  Confidential                       Page 3 of 3

        2. Payment and Invoices. The second to last sentence of Section 3 of Amendment 1 is hereby amended to read in its entirety as follows:

                "In addition, the parties agree, on a semi-annual basis, to discuss pricing to insure such pricing is competitive in the market."

                All other provisions of that Section 3 shall remain the same.

        3. Commitment. A new section 2.4 is hereby added to the Agreement, as follows:

                "In consideration for the elimination of the exclusivity clause in Section 1.0 of the Agreement, Customer agrees to pay to Concentric [*] between May 1, 2000 and the end of calendar year 2002, with payments, after considering for any credits (explained below), to total at least the following per period:

                -   "Period 1" -- May 1, 2000 - December 31, 2000 -      [*]

                -   "Period 2" -- January 1, 2001 - December 31, 2001 -  [*]

                -   "Period 3" -- January 1, 2002 - December 31, 2002 -  [*]

                Pursuant to Section 3 regarding price adjustments, if Concentric lowers its fees in general to Customer for the Services provided herein, then the parties agree to discuss, in good faith, the affect of such changes on Customer's revenue commitment set forth above, for the purpose of possible adjustments to such commitments.

                For purpose of clarification, for any of the above three periods, if Customer's payments to Concentric (including (a) in the payments for Period 2, any amounts paid to Concentric in Period 1 above the minimum listed above for Period 1 and (b) in the payments for Period 3, any amounts paid to Concentric in Periods 1 and 2 above the minimums listed above for Periods 1 and 2) (including for the appropriate period the payments described in the immediately preceding parenthetical, the "Period Payments"), meet or exceed the minimum committed amount listed above, then Customer shall have no payment obligation to Concentric pursuant to its minimum commitment obligations under this Section 2.4. For any of the above three periods, if any Period Payment is less than the committed amount listed above, Customer shall pay Concentric such shortfall within 30 after receipt of an invoice for such shortfall."

        4. Term. Section 6.1, Term, is deleted in its entirety and replaced with the following revised section:

                "The term of this Agreement will commence on the Effective Date and continue through the end of calendar year 2002. Upon written notice thirty (30) days or more prior to the expiration of the term, the parties may mutually agree upon terms for any renewal term of this Agreement."

        5. Termination. Section 6.3(a), which was deleted in Amendment 1, is re-instated and modified in its entirety by the following revision:

                "If this Agreement is terminated prior to the expiration of the term set forth herein either by Customer for its convenience or by Concentric for Customer's material breach of this Agreement, Customer will be liable for and pay Concentric any remaining balance of the revenue commitment set forth in section 2.4.

        6. Marketing and Promotion. Subsection 7.2, as added in Amendment 1, is deleted in its entirety.


                                  Confidential                       Page 4 of 4


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        7. Service Level Agreement. A new subsection, 8.1(i), providing a network availability metric for co-located Customer servers, is added to the Agreement as follows:

                `8.1(i)"8.1(i)Access disruption to the Customer environment triggered by service issues on Concentric-provided infrastructure will be considered unplanned downtime. Concentric-provided infrastructure includes such services as electrical power, network connectivity to the Internet exclusive of Customer's end users' Internet connectivity if not purchased from Concentric, and cross-connects between Customer-owned routers and other service providers network line of demarcation in the data center. If unplanned downtime in any calendar month exceeds 130 minutes per month for Customer, (exclusive of (i) scheduled maintenance windows, (ii) customer enabled faults, and
                (iii) force majuere events), Concentric will credit to Customer's account [*] of such month's fees for Server Management, Data Center Facilities, and Cross Connects, as set forth in an Order Form. This Section sets forth Customer's sole and exclusive remedy and Concentric's entire liability for any failure of the access to Customer's routers and servers. Concentric-provided infrastructure does not include third-party network transport services and Customer-owned network equipment."

        7. Pricing. Exhibit A, Pricing, is deleted in its entirety and replaced with the revised Exhibit A-1, attached hereto. Exhibit A-1 pricing shall be effective 1 May 2000.

        8. Statement of Work. Exhibit B, Statement of Work, is deleted in its entirety and replaced with the revised Exhibit B-1, attached hereto.

        9. Press Release. The parties agree that, subject to Customer's reasonable interpretation of its securities law requirements and subject to the parties agreeing that a press release is useful to disclose noteworthy information, the parties will jointly issue a mutually agreed upon press release announcing the relationship between the parties reflective of this Amendment at a time reasonably acceptable to both parties.

        10. Defined Terms. All capitalized terms herein, not otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

        11. Ratification and Affirmation. The Agreement, as modified by the express terms of this Amendment, is hereby ratified and affirmed by Customer and Concentric, and shall remain in full force and effect.


        IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of the date first above written.


CORIO CORPORATION ("CUSTOMER")                CONCENTRIC NETWORK CORPORATION
                                              ("CONCENTRIC")

By:______________________________             By:_______________________________
Name:____________________________             Name:_____________________________
Title:___________________________             Title:____________________________
Date:____________________________             Date:_____________________________


                                  Confidential                       Page 5 of 5

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT A-1
                                     PRICING


POINT TO POINT CONNECTION TO DATA CENTER

         --------------------------------------- ------------ ----------------------
                        SERVICE                     SETUP            MONTHLY
         --------------------------------------- ------------ ----------------------
         Cross Connection                           [*]                [*]
         --------------------------------------- ------------ ----------------------


BACK-UP TAPES (AS DESCRIBED IN EXHIBIT B)

         ---------------------------------------------------- ----------------------
                               PRODUCT                                PRICE
         ---------------------------------------------------- ----------------------
         Back-up tape                                                  [*]
         ---------------------------------------------------- ----------------------


CORIO PER SERVER HOSTING SERVICE

         ---------------------------------------------------- ------------------
                IF TOTAL NUMBER OF SERVERS HOSTED IS         ...THEN UNIT PRICE
                                                            PER MONTH PER SERVER
                                                            FOR ALL SERVERS IS...
         ---------------------------------------------------- ------------------
         [*]                                                           [*]
         ---------------------------------------------------- ------------------
         [*]                                                           [*]
         ---------------------------------------------------- ------------------
         [*]                                                           [*]
         ---------------------------------------------------- ------------------
         [*]                                                           [*]
         ---------------------------------------------------- ------------------
         [*]                                                           [*]
         ---------------------------------------------------- ------------------
         [*]                                                           [*]
         ---------------------------------------------------- ------------------
         [*]                                                           [*]
         ---------------------------------------------------- ------------------


PER SERVER PER MONTH CHARGE INCLUDES THE FOLLOWING:

1.      OPERATIONS DESK

        1.1. 24x7 monitoring via NetConsole and Micromuse alarm system, or current Concentric monitoring system.

                1.1.1. Servers status (e.g., Ops Desk alerting San Jose data center of server needing reboot)

                1.1.2. LAN equipment status (i.e., monitoring SNMP traps for Corio's Cisco equipment)

        1.2. 24x7 telephone support for opening trouble tickets and new service requests and relaying to Data Center sys admin.


                                  Confidential                       Page 6 of 6

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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

2.      DATA CENTER

        2.1.   Tape management services

                2.1.1.  Tape swapping per Corio's schedule, once a week

                2.1.2.  Labeling tapes

                2.1.3.  On-site storage of tapes until taken off-site

                2.1.4.  Preparation of tapes for off site storage

                2.1.5.  Pulling of customer's tape

                2.1.6.  Following Corio recovery instructions

                2.1.7. Put the tape into the drive for data restoration by Corio

        2.2.    Audits of installed servers/Ongoing inventory management

        2.3.    Remote Hands 1000/2000 on-demand support:

                2.3.1.  Trouble shooting connectivity (ping or trace route)

                2.3.2.  Pushing a button

                2.3.3.  Switching a toggle

                2.3.4.  Setting an external dip switch

                2.3.5.  Power cycling (turning on and off) equipment

                2.3.6. Securing existing physical connections (for example; cabling)

                2.3.7. Observing, describing or reporting on indicator lights or display information on machines or consoles

                2.3.8. Basic observation and reporting on local environment within Concentric's premises

                2.3.9. Add pre-paid additional IP addresses as needed into monitoring


INSTALLATION SERVICE

         ---------------------------------------------------- ----------------------
                               SERVICE                               MONTHLY
         ---------------------------------------------------- ----------------------
         Basic Server Installation                                     [*]
         ---------------------------------------------------- ----------------------
         ---------------------------------------------------- ----------------------
         Advanced Server Installation                                  [*]
         ---------------------------------------------------- ----------------------
         ---------------------------------------------------- ----------------------
         Custom Server Installation                                    [*]
         ---------------------------------------------------- ----------------------

1.      BASIC SERVER INSTALLATION - INCLUDES THE FOLLOWING:

        1.1. Only covers inventory management, DOA testing, RAS setup, monitoring setup, rack install, and network connection

        1.2. Hardware pre-built and has standard OS configuration loaded on the server

        1.3. Provisioning department follows pre-established instructions for loading NT or loading Unix disk image

2.      ADVANCED SERVER INSTALLATION - INCLUDES THE FOLLOWING:

        Covers all elements of non-standard build, except that Provisioning department (instead of sys admin.) follow pre-established instructions for server hardware build and OS build.

3.      CUSTOM SERVER INSTALLATION - INCLUDE THE FOLLOWING:

        3.1. Does not have pre-established instructions for server and hardware builds.

        3.2. Inventory mgmt (receipt of equipment, check against packing slip, asset tagging, input into a Corio-specific inventory log, e-mail notification to Corio of arrivals and outstanding orders)

        3.3.    Testing for dead-on-arrival server status


                                  Confidential                       Page 7 of 7

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        3.4. Server builds (assemble drives, CPUs,) by sys admin. (without established build instructions).

        3.5. Loading of Unix disk image or Loading of NT OS plus setup of IP's and DNS by sys admin. (without established build instructions)

        3.6.    RAS setup for Corio's Remote Access to Server

        3.7. Monitoring setup (IP's entered into Concentric's monitoring system for ping and failure notification)

        3.8.    Rack installation

        3.9.    Network Connection

4.0 RETURN MATERIAL AUTHORIZATION (RMA) For Customer equipment that cannot be initially installed for technical reasons, Concentric will package and ship the equipment back to the appropriate equipment vendor or supplier for repair or replacement. Customer shall be responsible for the material and shipping costs associated with the shipment of such equipment.

                       INSTALLATION SERVICE SUMMARY TABLE

         --------------------------------------------------------------------------
                                         CUSTOM        ADVANCED         BASIC
         --------------------------------------------------------------------------
         WORK GROUP ASSIGNED           Sys Admin.    Provisioning   Provisioning
         --------------------------------------------------------------------------
         BUILD INSTRUCTIONS                No            Yes             Yes
         --------------------------------------------------------------------------
         SERVICES
         --------------------------------------------------------------------------
                 INVENTORY MGMT             X             X               X
         --------------------------------------------------------------------------
                 TESTING FOR DOA            X             X               X
         --------------------------------------------------------------------------
                 SERVER HARDWARE            X             X
                 BUILDS
         --------------------------------------------------------------------------
                 OS BUILDS                  X             X
         --------------------------------------------------------------------------
                 RAS SETUP                  X             X               X
         --------------------------------------------------------------------------
                 MONITORING SETUP           X             X               X
         --------------------------------------------------------------------------
                 RACK INSTALLATION          X             X               X
         --------------------------------------------------------------------------
                 NETWORK CONNECTIONS        X             X               X
         --------------------------------------------------------------------------


CUSTOM CONCENTRIC AIP SERVICES

         ---------------------------------------------------- ----------------------
                               SERVICE                               MONTHLY
         ---------------------------------------------------- ----------------------
         Custom Concentric AIP                                          [*]
         ---------------------------------------------------- ----------------------

CUSTOM CONCENTRIC AIP SERVICES INCLUDES THE FOLLOWING:

1.      Project Management resources

2.      Regular operations review meetings

3.      Customized reports

        3.1.    Monthly SLA reports for Concentric EVPN services

        3.2.    Weekly activity reports

        3.3.    Inventory reports


                                  Confidential                       Page 8 of 8

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

OTHER SUPPORT OPTIONAL SERVICES

         ---------------------------------------------------- ----------------------
                               SERVICE                                PRICE
         ---------------------------------------------------- ----------------------
         Remote Hands 3000 - Time and Materials basis, 1 hr
         min.                                                         [*]
         ---------------------------------------------------- ----------------------
         Prepaid Packages of Remote Hands 3000:
         ---------------------------------------------------- ----------------------
              20 hours/month -  [*]                                   [*]
         ---------------------------------------------------- ----------------------
              40 hours/month -  [*]                                   [*]
         ---------------------------------------------------- ----------------------


EXAMPLES OF OPTIONAL SUPPORT SERVICES AVAILABLE VIA REMOTE HANDS 3000 INCLUDE THE FOLLOWING:

1. Hardware changes after installation

2. Loading OS service packs and hot fixes

3. Custom LAN equipment installation (Cisco gear installed inside Corio's cage

4. Consultation services: equipment configuration, network design, and server architecture.


DATA CENTER SPACE

         ---------------------------------------------------- ----------------------
                               SERVICE                               MONTHLY
         ---------------------------------------------------- ----------------------
         Option Space                                                 [*]
         ---------------------------------------------------- ----------------------
         Reserve Space                                                [*]
         ---------------------------------------------------- ----------------------
         Active Space                                                 [*]
         ---------------------------------------------------- ----------------------


BURSTABLE BANDWIDTH

BURSTABLE BANDWIDTH DESCRIPTION

Usage Based Pricing - 95th Percentile

1. Concentric takes 12 samples an hour X 24 hours a day X 365 days in a year divided by 12 months = 8760 samples per month.

2. The 95th percentile is computed based on the actual number of 5-minute samples that went above the committed bandwidth rate of 10Mb. For example: If he was peaking for 20 hours during the month, we would take 240 samples (12 samples an hour X 20 hours) and the top 5% (12 samples) would be discarded.

3. The pre-established peak price for any bandwidth above the committed rate is divided by the number of samples taken each month.

[*]

SEE PRICING TABLE BELOW.


                                  Confidential                       Page 9 of 9

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    the Commission. Confidential treatment has been requested with respect to the omitted portions.

      MONTHLY RECURRING CHARGES: CO-LOCATION BANDWIDTH FOR INTERNET ACCESS
                       NOT ACCESS TO CONCENTRIC DAF LINES.


------------------------------------------------------------------------------------
MINIBURST   COMMITTED    MEGABURST   LIST PRICE    TOTAL     BURSTABLE     TOTAL
RANGE(1)       RATE        RANGE     3 YEAR TERM  MONTHLY    BANDWIDTH   BASED ON
            BANDWIDTH(2)             PRICE/Mbps    PRICE    PRICE/Mbps   95% USAGE
------------------------------------------------------------------------------------
            [*]    [*] ** SEE BELOW  [*]          [*]       [*]
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            [*]    [*]      NA       [*]          [*]       [*]
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            [*]    [*]      NA       [*]          [*]       [*]
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            [*]    [*]      NA       [*]          [*]       [*]
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            [*]    [*]      NA       [*]          [*]       [*]
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


** MegaBurst is available only for orders with Committed Rate bandwidth of 10Mbps and above. The MegaBurst $/Mbps is = the Burst Bandwidth pricing for the Committed Rate [*]

----------

1 Number of megabits per second of bandwidth used over Committed Rate bandwidth

2 Number of megabits per second of Committed Rate bandwidth


                                  Confidential                     Page 10 of 10


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT B-1
                            REVISED STATEMENT OF WORK

CUSTOM MANAGED SERVER AND NETWORK SERVICES

In accordance with the specifications & requirements provided in this exhibit, Concentric will be a networking and hosting partner for Customer. Concentric will manage a Customer specific hosting environment and provide various forms of data connectivity to the hosted environment. Concentric will manage Customer servers and provide Customer specific reports on server, bandwidth, tape backup and assets. Concentric will also manage the complete data backup procedures. The Concentric support center will provide helpdesk to helpdesk incident identification, escalation and management of server and network events.

1.  SECTION ONE: MANAGED SERVER SERVICES

    1.1. Customer provided components:

        1.1.1 Hardware Environment Definition:

                1.2.1.1 Products from Cisco Systems, SUN Microsystems, Compaq
                        Computer Corporation, Dell, EMC, ADIC and Network Appliances are and other potential Customer suppliers will make up the Customer hosted environment.

                1.2.1.2 Customer's customer production equipment may or may not have pre-built hardware or OS configuration. Prices for server installation will vary depending upon level of server build upon arrival at Concentric. Customer will pay server install fees in accordance with Exhibit A-1 of this Amendment.

                1.2.1.3 Customer will supply tape backup equipment for a
                        dedicated backup solution for the Customer hosted environment. Additionally, backup services can be requested of and delivered by Concentric if required to augment Customer specific solutions.

                1.2.1.4 Customer can purchase server hardware from Concentric if desired. Discounts will be per agreements at time of purchase through purchase order processes. A standard purchase agreement can be developed if desired by Customer.

      1.1.2 Application and database level software licenses (e.g., PeopleSoft, SAP, BroadVision, SQL server, Oracle database server, mail server, FTP server, etc.).

      1.1.3 Operating System software licenses and OS patches licenses. Customer shall manage and install all patches and OS licenses otherwise not provided for as part of the Concentric Installation Service described in Exhibit A-1.

      1.1.4 Customer will provide management of all access lists on the router gateway to and from the co-located service. This includes the routers and switches associated with defining the data path of all Customer's customers. This means that Customer will construct all changes to the access lists for each customer site and each internal VLAN. Concentric may augment Customer's efforts here on T&M basis according to pricing included in Exhibit A-1.

      1.1.5 Management software to remotely monitor network servers, network devices and applications running in the Customer hosted environment. Concentric can develop monitoring system feeds to Customer on a Time and Materials basis. Customer can provide a software environment where those feeds are assembled and reported.

      1.1.6 Standard, repeatable instructions for server hardware and OS builds as required by Concentric to provide Installation Services described in Exhibit A-1.

      1.1.7 Installation of Custom LAN equipment (Cisco gear installed inside cages) unless contracted to Concentric. Installation, if so contracted, will be done on a T & M basis per Exhibit A-1.

      1.1.8 Best effort forecasting of quarterly growth on a 12-month basis, for capacity planning.

      1.1.9 Capacity planning monthly to ensure adequate space is reserved for Customer and those facilities are planned and built in a controlled manner.

      1.1.10 Quarterly updates of individuals with contact information to be contacted according to escalation procedures when necessary.


                                  Confidential                     Page 11 of 11

    1.2. Concentric provided components:

        1.2.1 Hardware and associated services.

                1.2.1.1 Concentric will support the following hardware vendors:
                        Cisco Systems, SUN Microsystems, Compaq Computer Corporation and Dell, Support for EMC, Network Appliance and ADIC will be for tape services only as defined in Exhibit A-1. Concentric is open to supporting additional vendors as necessary to support Customer's developing requirements.

                1.2.1.2 Reserve Space as required by Customer per request. Data center facility space to be billed in accordance with Exhibit A-1.

                1.2.1.3 Option Space Conversion and Reserve Space Conversion
                        services as required by Customer (as described in the body of Amendment Two).

                1.2.1.4 Concentric may sell to Customer, only upon receipt of written purchase order from Customer, routers, switches and associated cabling for incoming network connections both from Concentric and alternate service providers as needed.

                1.2.1.5 Firewall and encryption boxes plus configuration and management of these services can be supplied by Concentric if required by Customer.

                1.2.1.6 Access to the Data Center by Customer staff as necessary

                        1.2.1.6.1. Access list to be maintained by Customer
                                   Operation Management

                        1.2.1.6.2. Access is to be enforced by Concentric
                                   Operations and security staff

                        1.2.1.6.3. Updates to the access lists are to be
                                   submitted to Concentric Operations by
                                   Customer Operation Management

                1.2.1.7 Customer, if it chooses, can purchase back-up tape media from Concentric according to the fees set forth in Exhibit A-1.

        1.2.2 Network monitoring of all co-located devices.

    1.3. During the term of the Agreement, Concentric shall use Customer tape back-up system based on Legato or Veritas software to be procured by Customer.

    1.4. Concentric shall use HP Open View, Netconsole and Micromuse Software for the retrieval of data to facilitate monitoring of the co-located server environment as well as end users CPE. The service provided by the use of this software allows for Concentric to send a simple "ping" to a port of a Co-located machine and report the status of that machine to a log where it can then be fed to. Customer's BMC software. This can allow Concentric to determine the status of the machines and escalate to Customer if there is a non-response. A "view" into the status of the above mentioned devices can be provided to Customer. Price will be determined on a Time and Material basis per Exhibit A-1.

    1.5. Server Staging and Installation Services:

            1.5.1 Customer may purchase one of the three Installation Services described in Exhibit A-1 for any or all servers to be co-located at Concentric, whether servers are procured by Concentric for Customer, or procured by Customer and drop-shipped to Concentric. Prior to beginning to provide any such installation, Customer shall provide written notification (email acceptable) to Concentric of which Installation Service to perform (Basic, Advanced or Custom) for each individual server to be hosted.

            1.5.2 If Customer provides a master, Concentric can auto install a base image of software/operating systems.

            1.5.3 As part of all three levels of Installation Services,
                  Concentric shall use an asset management system to distinguish between and manage Concentric and Customer hardware. Components of this part of Concentric's Installation Services include:

                  1.2.1.1 Tagging

                  1.2.1.2 Tracking

                  1.2.1.3 Update reports provided either via email or an updated web site.

    1.6. Concentric will provide Customer "on demand" Remote Hands 1000 and Remote Hands 2000 professional services to support Customer as part of the Managed Server Services.

                                  Confidential                     Page 12 of 12

2.    SECTION TWO: NETWORK SERVICE

      Concentric Provided Components:

      2.1. Network design specification and diagram of proposed LAN, WAN and VPN components to be provided by Concentric on Time & Materials basis according to pricing included in Exhibit A-1. Customer and Concentric Network to jointly develop the final versions of the network design specification and diagram once the overall concepts are agreed upon.

      2.2. Cross Connections of Customer's customer dedicated access from alternate network service providers into the Customer custom co-location server environment. Components of this service include:

            2.2.1 Acceptance of the alternate provider demarcation in the
                  Concentric Network Telco room and patching of that line into the Customer designated LAN and server port.

            2.2.2 Monitoring of the cross connected patch panels and cables.

      2.3. Concentric Dedicated Access Facilities service to Customer for access to the Customer colocated server environment.

      2.4. Installation of the Customer's custom router environment on Time & Materials basis according to pricing included in Exhibit A-1.

      2.5. Monitoring of the Customer's custom router environment as referenced in section A-1. Concentric will not be responsible for managing the actual access lists.

      2.6.  Security Services:

            2.6.1 Firewall configuration, installation, monitoring and management to be provided if required.

            2.6.2 VPNet Encryption configuration, installation, monitoring and management for both the co-location environment and for customer sites (CNC DAF and alternate provider sites) if required.

3. SECTION THREE SUPPORT SERVICE. Concentric can monitor customer premise sites for Concentric Dedicated Access Circuits if required. Pricing will be made available upon request.

    Parties will mutually agree upon Customer-specific support response and escalation procedures to address all of the following components, with varying levels of escalation regarding detected outages of Customer servers (all escalation notification to be provided to Customer, Customer to then escalate to their customers if needed). In the event

      3.1.  Notification to include:

            3.1.1 Infrastructure outages

            3.1.2 Implementation server outages

            3.1.3 Customer's customer production server outages (of the highest priority)

            3.1.4 Customer premise outages

      3.2. Reporting on bandwidth usage, backup usage and status, outages and errors. Reports can include:

            3.2.1 MRTG online report tool for bandwidth usage out of the co-location facility

            3.2.2 Micromuse reports and logs

                  A " Read Only " view into Open View of the Customer servers can be provided based on a Time and Material basis per Exhibit A-1. stricken from the contract.

      3.3.  Operations Desk support service

            3.3.1 Concentric to provide help desk to help desk escalation of problems to the first tier Customer support staff for escalation to Customer's customers and vice versa. Ops desk would be the mouthpiece and trouble ticket contact for both co-location and DAF escalation services.

            3.3.2 Maintenance policies to be defined to Customer and any possible customer effecting maintenance service notifications to be provided proactively to Customer.

      3.4   Network Operations Center support services.

            3.4.1 Concentric can provide direct access (read only) to systems monitoring tools for their co location and end customer sites on a Time and Materials basis per Exhibit A-1.

            3.4.2 Concentric to provide monitoring down to the customer premise router for all Concentric Provided DAF circuits to Customer's customers.

            3.4.3 Concentric to provide dedicated contacts for access into the trouble ticket tracking system for the Customer systems in the Concentric Escalation Procedures.


                                  Confidential                     Page 13 of 13

      3.5 Remote Hands Services - Concentric will provide "On Demand" professional services to support Customer's infrastructure. Remote Hands 1000/2000 services provided under the monthly managed server fees will be available 7x24, 365 days per year. Concentric and Customer will work out mutually agreeable response times for Remote Hands Services and include in the Concentric Escalations procedure.


                                  Confidential                     Page 14 of 14